UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: May 4, 2016
(Date of earliest event reported)
Atrion Corporation
(Exact name of registrant as specified in its charter)
DE	0-10763	63-0821819
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
One Allentown Parkway, Allen, Texas	75002
(Address of principal executive offices)	(Zip Code)
972-390-9800
(Registrant's telephone number, including area code)
Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits
(d) Exhibits
Press Release of Atrion Corporation dated May 4, 2016

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 4, 2016	Atrion Corporation By: /s/ David Battat David Battat President and CEO

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Atrion Corporation dated May 4, 2016